UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): August 3, 2004

                            BIMS Renewable Energy, Inc.

               (Exact Name of Registrant as Specified in Charter)

         FLORIDA                                              65-0909206

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(State or other jurisdiction        (Commission           (IRS Employer

    of incorporation)                File Number)          Identification No.)

   299 N. Riverside Drive, Suite 901, Pompano Beach (FL)          33062

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     (Address of principal executive offices)                   (Zip code)

Registrant's telephone number, including area code:  (514) 573-0506

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Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation

(a)  the registrant, discloses the following information: Amendment to the Article III Capital Stock

(1) the effective date of the amendment; July 29, 2004

(2) The aggregate number of shares which the corporation is authorized to issue is three hundred millions (300,000,000) shares of common stock class B at 0,001$ per share value.

Previous provision:

On September 3, 2002 the article III Capital Stock was amended to one hundred twenty five million (125,000,000) shares of common stock class B at 0,001$ per share value.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BIMS Renewable Energy.

Date:  August 3, 2004               By:    /s/ Abdel Jabbar Abouelouafa

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                                       Name:  Abdel Jabbar Abouelouafa

                                       Its:   President